Exhibit 10.5

AMENDMENT TO MEDICAL OFFICE BUILDING LEASE

THIS AMENDMENT TO MEDICAL OFFICE BUILDING LEASE (this “Amendment”) is entered into as of the 6 day of November, 2003, by and between METHODIST HEALTHCARE SYSTEM OF SAN ANTONIO, LTD., D/B/A PHYSICIAN’S PLAZA I (“Landlord”) and SAN ANTONIO SPECIALTY HOSPITAL, LTD., D/B/A LIFECARE HOSPITALS OF SAN ANTONIO (“Tenant”).

R E C I T A L S:

A. Landlord and Tenant are parties to that certain Medical Office Building Lease Agreement, dated Nov. 12, 2003, for that certain suite number 600 in the Physician’s Plaza I (the “Lease”).

B. Landlord and Tenant desire to amend the Lease.

Now, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. TERM. Article I of the Lease is hereby deleted in its entirety and replaced with the following:

“The term of this Lease shall be for approximately four (4) years beginning on the “Commencement Date” (as defined hereinafter) and shall expire at 12:00 midnight on October 31, 2007. The term “Commencement Date” shall mean ten (10) days after Landlord notifies Tenant that Landlord has received a certificate of substantial completion from Landlord’s architect with respect to the Premises and a certificate of occupancy (or the local equivalent) for the Premises from the governmental authority with authority to issue such certificate in the jurisdiction in which the Premises are located. Landlord estimates that the Commencement Date will occur on or about November 1, 2003. “Lease Year” shall be defined as each twelve consecutive month period throughout the Term, beginning on the Commencement Date and each anniversary thereof”.

2. USE OF PREMISES. The first sentence of Article IV of the Lease is hereby deleted in its entirety and replaced with the following:

“The Premises shall continuously and at all times during the Term be used and occupied by Tenant for the purpose of supporting Tenant’s operation and maintenance of a healthcare facility.”

4. NOTICES. A new sentence is hereby added to Article XIX of the Lease as follows:

“In addition to sending notices to Tenant at the Building, a copy of all notices to Tenant shall be addressed to Tenant as follows:

LifeCare Hospitals of San Antonio 8038 Wurzbach Road, Suite 600 San Antonio, Texas 78229
Attention:	Administrator - LifeCare Hospitals of San Antonio
Facsimile:	210.575.8041

with a copy to:

LifeCare Management Services, L.L.C. 5700 Tennyson Parkway, Suite 550 Plano, Texas 75024
Attention:	Vice President - Administration
Facsimile:	469.241.2199”

5. RELOCATION. Article XXI section (ix) regarding relocation is hereby deleted in its entirety.

6. CONFLICT. In the event of any conflict between the provisions of the Lease and this Amendment, the provisions of this Amendment shall prevail. Otherwise, the terms of the Lease shall remain in full force and effect.

7. TENANT IMPROVEMENT ALLOWANCE. IT IS MUTUALLY AGREED BY LANDLORD AND TENANT THAT THE TENANT IMPROVEMENT ALLOWANCE ON ADDUNDUM A OF SAID LEASE SHALL BE ADJUSTED TO THE LENGTH OF TERM ACCORDING TO THE LEASE. THEREFORE, SUITE 600 LENGTH OF TERM BEING 4 YEARS IS ALLOCATED $4.00 PER USF. THE SUITE HAVING 2204 USF THUS WILL HAVE A TENANT IMPROVEMENT ALLOWANCE OF $8,816.00

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to be effective as of the date set forth above.

TENANT:

SAN ANTONIO SPECIALTY HOSPITAL, LTD., a Texas limited partnership d/b/a LifeCare Hospitals of San Antonio

By:	LIFECARE HOLDING COMPANY OF TEXAS, L.L.C., a Nevada limited liability company, its general partner

	By:	/s/ Randell G. Stokes
	Title:	CEO
Printed Name: Randell G. Stokes

LANDLORD:

METHODIST HEALTHCARE SYSTEM OF SAN ANTONIO, LTD., D/B/A PHYSICIAN’S PLAZA I

By:	/s/ James C. Scoggin
James C. Scoggin, Jr.
Executive Vice President, MHS
Landlord’s Representative

By:	/s/ John E. Hornbeak
John E. Hornbeak
President & CEO, MHS
Landlord’s Regional Representative

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